UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported):  February 14, 2020
 ZOVIO INC
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1811 E. Northrop Blvd. Chandler, Arizona	85286
(Address of principal executive offices)	(Zip Code)
 (858) 668-2586
(Registrant’s telephone number, including area code)
 None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 8.01. Other Events.
On February 14, 2020 Ashford University LLC (“Ashford”), which is wholly owned by Zovio Inc (the “Company”), received notice from the Department of Veterans Affairs (“VA”), serving as the California State Approving Agency, that Ashford meets the criteria for approval for Veterans education under the provisions of Title 38, United States Code, Section 3675. The VA approved substantially all of Ashford’s programs that students and potential students could pursue using their GI bill benefits.
On February 18, 2020, the Company issued a press release announcing the VA approval. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 18, 2020

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements,” including statements relating to the VA approval. Words such as “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar expressions, as well as statements in future tense, identify forward-looking statements. Forward-looking statements are based on information available at the time those statements are made or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual events to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: the failure of Ashford to continue to meet all regulatory requirements; and other factors discussed in the Company’s reports on file with the Securities and Exchange Commission. Factors or events that could affect the transactions contemplated herein or cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2020		Zovio Inc

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Title: Executive Vice President, Secretary and General Counsel